                                  EXHIBIT 10.15

                            WARRANT AGREEMENT BETWEEN

          INSTITUTE FOR MEDICAL STUDIES, INC. AND THEHEALTHCHANNEL.COM

                            DATED SEPTEMBER 29, 1999

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THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED
IN THE ABSENCE OF SUCH REGISTRATION, OR APPLICABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER SUCH LAWS, AND COMPLIANCE WITH THE REQUIREMENTS OF SECTION 8 OF THIS WARRANT.

                                WARRANT AGREEMENT

         This Warrant Agreement (this "WARRANT" or this "AGREEMENT") is entered into as of September 29, 1999 between INSTITUTE FOR MEDICAL STUDIES, INC., a California corporation ("HOLDER"), and THEHEALTHCHANNEL.COM, a Delaware corporation (the "COMPANY"). This Warrant is issued in consideration of Holder's services under the Website Services and Revenue Sharing and Services Agreement (the "SERVICES AGREEMENT") between Holder and the Company dated as of September 29, 1999. The Company hereby grants to Holder a warrant to purchase, subject to the provisions of this Agreement, up to one million five hundred thousand (1,200,000) shares of the Company's Common Stock (the "COMMON STOCK"). The price to be paid for each such share purchased upon an exercise of this Warrant shall be Ten Cents ($0.10). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as set forth below. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are referred to below as "WARRANT SHARES" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is referred to below as the "EXERCISE PRICE."

1. EXERCISE OF WARRANT. As used in this Warrant, the "EXERCISE PERIOD" shall mean the period between July 1, 2000 and September ___, 2002. Subject to
Section 8 hereof, this Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period by presentation and surrender of this Warrant to the Company at its principal office, accompanied by a statement of the number of shares being purchased and payment of the Exercise Price for the purchased shares in accordance with Section 2 . If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for exercise and cancellation, execute and deliver a new Warrant evidencing the rights of Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant and the purchase price for the shares being purchased upon such an exercise, Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to Holder. Following proper exercise of this Warrant, a certificate for the shares purchased, registered in the name of the person entitled to receive such shares, shall be promptly delivered to such person. No fractional shares shall be issued upon the exercise of this Warrant. Any fraction of a share called for upon any exercise hereof shall be canceled. If there is (a) any merger of the Company with or into another entity (other than a merger of either such corporation with the other or in which it is the continuing entity and which does not result in any reclassification, capital reorganization or other change of outstanding shares issuable upon exercise of this Warrant), or (b) any sale or other conveyance (or series of related sales or conveyances) of all or substantially all of the property or business of the Company, or (c) or any sale by the Company of shares constituting after such sale a majority of the outstanding shares of such corporation, or (d) the liquidation and winding up of the Company, Holder shall be given prior written notice of the transaction under Section 7 and this Warrant shall become immediately and fully exercisable upon the later of Holder's receipt of such notice or six (6) months after the date of this Warrant Agreement. If the Company shall file a registration statement under the Securities Act of 1933, as amended, to register any of its securities, either for its own account or the account of a security holder or holders, other than a registration statement relating solely to employee benefit plans or a registration statement relating solely to a Securities and Exchange Commission Rule 145 transaction, Holder shall have the related registration rights described in EXHIBIT A to this Warrant and this Warrant shall become fully exercisable upon the effectiveness of such registration statement.

2. PAYMENT OF THE EXERCISE PRICE. Payment of the Exercise Price for any Warrant Shares on any exercise of this Warrant shall be made, at Holder's option: (a) in cash; and/or (b) by forgiveness of indebtedness owed to Holder by the Company; and/or (c) by transfer or surrender to the Company and delivery of the certificates representing such shares, concurrently with such exercise, of shares of Common Stock of the Company (which shares shall have been owned by Holder for at least six months) valued on the basis of the Fair Market Value of the Common Stock on the next business day before the date of such exercise. For this purpose, the "FAIR MARKET VALUE" of the Common Stock shall mean: (i) if the Common Stock is listed or admitted to trade on a securities exchange, the closing sale price of a share of the Common Stock on the composite tape of the principal securities exchange on which the Common Stock is so listed or admitted to trade; or, (ii) if the Common Stock is not listed or admitted to trade on a securities exchange, the reported closing sale price or, if such prices are not reported, the mean between the last reported bid and asked prices, for a share of the Stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iii) if the Common Stock is not listed or admitted to trade on a securities exchange and if prices for the Common Stock are not so furnished through NASDAQ or a similar organization, the last reported sale price or, if such prices are not reported, the mean between the last reported bid and asked prices, for a share of the Stock in the Over-the-Counter market as reported through the Bulletin Board, the "pink sheets" or otherwise; or
(v), if (i)-(iv) are not applicable, the fair market value of a share of the Common Stock as reasonably determined in good faith by the Company's Board of Directors. The Fair Market Value as of any date under (i)-(iv) shall be determined by the trading price on that date, or if there was no trading price on that date, on the next preceding date on which the Common Stock was traded.

3. WARRANTIES OF THE COMPANY. The Company hereby warrants and represents to Holder the following:

         (a) All Warrant Shares shall, upon their issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer under applicable securities laws and under existing agreements between Holder and the Company.

         (b) This Warrant Agreement and the Services Agreement have been duly authorized and executed by the Company and are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights.

         (c) The Company is not a party to, bound by or subject to any agreement or instrument, or any judgment, order or decree of any court or governmental agency or authority, or any law or regulation, which would be violated by its entering into or carrying out this Warrant Agreement or the Services Agreement.

         (d) The execution and delivery of this Warrant Agreement and the Services Agreement by the Company, and the issuance of the Warrant Shares by the Company pursuant to this Warrant Agreement, will not conflict with or breach any provision of the Company's Certificate of Incorporation or Bylaws or any agreement to which the Company is a party.

         (e) On a fully diluted basis, assuming the complete exercise and conversion of all outstanding rights and options to acquire, directly or indirectly, shares of the Company's capital stock (whether or not presently exercisable), including (without limitation) exchange rights of the holders of shares of common stock of Biologix International Ltd., but excluding this Warrant, the total number of shares of the Company's common stock would not exceed 106,819,558 shares.

4. EXCHANGE, TRANSFER OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of Holder, upon presentation and surrender hereof to the Company for other Warrants in this form of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to Section 8, upon surrender of this Warrant to the Company accompanied by an assignment duly executed by Holder and the assignee, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, this Warrant shall promptly be canceled and such assignee shall be deemed to be the Holder of this Warrant. This Warrant may be divided or combined with any other Warrants which carry the same rights upon presentation thereof at the office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "WARRANT" as used herein includes any Warrants into or for which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

5. RIGHTS OF HOLDER. Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. Notwithstanding the foregoing, (a) with respect to any transaction involving self-dealing or conflict of interest on the part of the Company's directors or controlling shareholders, Holder shall be a beneficiary of and entitled to the same fiduciary duties that may be owed, from time to time, by the Company's board of directors and controlling shareholders to the holders of shares of its Common Stock, and (b) the Company will transmit to Holder such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

6. ANTI-DILUTION PROVISIONS. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

         (a) In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price and the number of shares purchasable upon further exercise of this Warrant in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that, by exercising the Warrant after such date Holder shall be entitled to receive the same number of shares which, if such Warrant had been exercised immediately prior to such date, it would have received upon such exercise immediately followed by such event. For example, if there should be a 2-for-1 stock split of the Common Stock, the Exercise Price shall be divided by two and the number of shares purchasable upon further exercise of this Warrant shall be doubled. Such an adjustment shall be made successively whenever any event listed above shall occur. Notwithstanding the foregoing, if there is a reverse split of the outstanding Common Stock into a smaller number of shares during the first twelve (12) months after the date of this Agreement, the number of shares which may be purchased on exercise of this Warrant shall be reduced as provided in this paragraph, but the exercise price, only with respect to the first such reverse split, shall only be increased by 50% of the proportionate adjustment.

         (b) Excluding any transaction covered by Section 6(a), (i) in case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another entity (other than a merger in which the Company is the continuing entity and which does not result in any reclassification, capital reorganization or other change of outstanding shares issuable upon exercise of this Warrant), or (ii) in case of any sale or other conveyance (or series of related sales or conveyances) of all or substantially all of the property of the Company to another party or other parties, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that Holder shall have the right thereafter by exercising this Warrant to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been received upon exercise of this Warrant followed immediately by such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (c) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         (c) Whenever the Exercise Price or number or type of shares purchasable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of shares issuable upon exercise of this Warrant to be mailed to Holder, at its last address appearing in the records of the Company.

         (d) In the event that at any time, as a result of an adjustment made pursuant to the provisions herein, Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 6.

         (e) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, the Warrant certificate theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant certificate previously issued pursuant to this Agreement.

7. NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, if (i) the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, or if (iii) there is any sale by the Company of shares constituting after such sale a majority of its outstanding shares, then in any such case the Company shall give to Holder, at least thirty (30) days prior to the earliest date specified in (a) or (b) below, as the case may be, a written notice containing a brief description of the proposed transaction and stating (a) the date on which a record date is to be taken for the purpose of such dividend or distribution, or (b) the date on which such reclassification, reorganization, consolidation, merger, sale, lease, transfer, dissolution, liquidation or winding up is to take place and the date, if any, to be fixed as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such transaction.

8.       RESTRICTIONS ON TRANSFERS AND COMPLIANCE WITH SECURITIES LAWS

         (a) This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "FEDERAL ACT"), and have not been qualified under the California Corporate Securities Law of 1968, as amended (the "CALIFORNIA LAW"). In not so registering or qualifying this Warrant, the Company is relying on the exemption from the registration requirements under the Federal Act provided by 506 of Regulation D under that Act, and on the exemption from the qualification requirements under the California Law provided by Section 18(b)(4)(D) of the Federal Act, and on Holder's representations set forth below in this Section 8.

         (b) Holder agrees that it will not sell, pledge or otherwise transfer any or all of this Warrant if such transaction would be in violation, or would cause the Company to violate, the Federal Act or the California Law. As a condition to any such sale, pledge or transfer of this Warrant, Holder will give the Company written notice of such transaction and a written agreement by the proposed purchaser, pledgee or transferee to be bound by the restrictions set forth in this Section 8 and the other terms of this Warrant.

         (c) The Company will endeavor to comply with all such applicable security law requirements in connection with the exercise of this Warrant, but, except as provided in EXHIBIT A, shall not be required to register or qualify this Warrant or the Warrant Shares under the Federal Act, the California Law or any other state securities law. Subject to EXHIBIT A, the Company shall be entitled to utilize applicable exemptions from the registration requirements under state and federal securities laws, even though such exemptions entail restrictions on the transferability of Warrant Shares. A legend comparable to the legend at the beginning of this Warrant shall be placed on all certificates representing Warrant Shares unless or until there is provided to the Company an opinion of counsel or other reasonable evidence that such legend is not or is no longer required.

         (d) Holder represents and warrants that this Warrant has been acquired for its own account and not with a view to the sale or other disposition of this Warrant or any shares issuable upon exercise of this Warrant in connection with any distribution thereof, subject to Holder's rights immediately to sell or dispose of any Warrant Shares registered under the Federal Act pursuant to EXHIBIT A.

         (e) In addition to the foregoing restrictions, this Warrant, or any portion of this Warrant, shall not be transferable to or exercisable by any person or entity other than Holder, the present sole shareholders of Holder, an estate planning grantor trust for the benefit of such shareholders' children of which such shareholders are the sole trustees and, following either such shareholder's death, his or her estate or legal successors in interest.

9. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. All shares issued upon proper exercise of this Warrant shall be validly issued, fully paid and nonassessable.

10.      WARRANTIES AND AGREEMENTS BY HOLDER

         In connection with its purchase of this Warrant, Holder warrants and represents to the Company and agrees as follows:

         (a) In making this investment, Holder is relying upon its own investigation and analysis and has determined that the Warrant is a suitable investment for it. The Company has made available to Holder the opportunity to question its officers concerning the terms of this offering and the proposed activities of the Company and Holder has been furnished with all such information which it has requested. Holder is aware that the purchase of this Warrant is an illiquid investment. It has never been guaranteed or warranted by the Company's management, or any person connected with or acting on the Company's behalf, that Holder will be able to sell or liquidate this Warrant or the Warrant Shares in any specified period of time or that there will be any profit to be realized as a result of this investment. Holder has adequate means to provide for its current and expected financial needs and reasonable contingencies, and can bear the economic risks associated with this investment.

         (b) Holder represents that it has a substantial preexisting personal or business relationship with the Company's officers or directors, and is, by reason of its owners' business or financial experience, capable of evaluating the merits and risks of its purchase of this Warrant and has the capacity to protect its interests in connection with this investment. In addition, with respect to Holder's sole shareholders, Robert and Carol Ludovise:

                  (i) their joint net worth, including the estimated net fair market value of their principal residence, presently exceeds $1,000,000; and/or

                  (ii) they had income in excess of $300,000 in each of the two most recent years and reasonably expect to have income in excess of $300,000 in the current year.

         (c) This Warrant Agreement and the Services Agreement have been duly authorized and executed by Holder and are valid and binding obligations of Holder, enforceable against Holder in accordance with their terms, subject to applicable bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights.

         (d) Holder is not a party to, bound by or subject to any agreement or instrument, or any judgment, order or decree of any court or governmental agency or authority, or any law or regulation, which would be violated by its entering into or carrying out this Warrant Agreement or the Services Agreement.

         (e) The execution and delivery of this Warrant Agreement and the Services Agreement by Holder will not conflict with or breach any provision of Holder's Articles of Incorporation or Bylaws or any agreement to which Holder is a party.

11.      MISCELLANEOUS

         (a) NOTICES. Any notice or other communication which is given to a party under this Warrant shall be in writing and shall be deemed given when personally delivered to that party, or when delivered, addressed to that party, at the following address:

                  If to the Company:        thehealthchannel.com, Inc.
                                            5000 Birch Street
                                            Suite 4000
                                            Newport Beach, CA 92660

                  If to Holder:             Institute for Medical Studies, Inc.
                                            30100 Town Center Drive
                                            Suite 0-PMB #193
                                            Laguna Niguel, CA 92677-2064

Either party may, by giving notice to the other party as provided in this paragraph, change the address to which or the person to whose attention notices to that party shall be given.

         (b) AMENDMENT. This Warrant may be modified, altered or amended only by a writing signed by both Holder and the Company.

         (c) SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer set forth in Sections 8 and 9, this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

         (d) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties, and supersedes all other agreements, representations and understandings of the parties, relating to the subject matter of this Agreement.

         (e) WAIVERS. No waiver of any of the provisions of this Agreement will be deemed, or will constitute, a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver.

         (f) ATTORNEYS' FEES. If any legal action or other proceeding is brought in connection with any of the provisions of this Agreement, the successful or prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which that party may be entitled.

         (g) GOVERNING LAW. All questions with respect to the construction of this Warrant, and the rights and liabilities of the parties under or relating to this Warrant, will be governed by the laws (excluding conflict of laws provisions) of the State of California.

         (h) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed a valid, original agreement, but all of which together will constitute one and the same instrument.

         (i) SEVERANCE. If any provision of this Warrant or its application to any person or circumstances is held to be unenforceable or invalid by any court of competent jurisdiction, its other applications and the remaining provisions of this Warrant will be interpreted so as best reasonably to effect the intent of the parties.

         (j) DRAFTING. This Warrant has been negotiated at arm's length and between persons sophisticated and knowledgeable in the matters dealt with and represented by their own counsel. Accordingly, any rule of law (including California Code of Civil Procedure Section 1654) or legal decision that would require interpretation against the drafter of this Agreement is not applicable and is waived.

         (k) FURTHER ACTIONS. Each party agrees that after the delivery of this Warrant it will execute and deliver such other documents and do such further acts and things as the other party may reasonably request in order to carry out the terms of this Agreement.

         This Warrant Agreement has been executed as of the date first set forth above.


                                    THEHEALTHCHANNEL.COM,
                                    a Delaware corporation



                                    By:     /s/  THOMAS LONERGAN
                                            ----------------------------
                                            Thomas Lonergan,
                                            Chief Financial Officer



                                    INSTITUTE FOR MEDICAL STUDIES, INC.
                                    a California corporation



                                    By:     /s/  ROBERT LUDOVISE
                                            ----------------------------
                                            Robert Ludovise,
                                            President

                                    EXHIBIT A

                             PIGGY BACK REGISTRATION
                                RIGHTS OF HOLDER

1.       DEFINITIONS

         In addition to the definitions contained in the Warrant Agreement, as used in this EXHIBIT A the following terms shall have the following respective meanings:

         (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         (b) "Company" shall mean thehealthchannel.com, Inc., a Delaware corporation.

         (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         (d) "Holder" shall mean Institute for Medical Studies, Inc. and any person to whom all or a portion of this Warrant is transferred under Section 8 of the Warrant Agreement.

         (e) "Recapitalizations" shall mean stock splits, stock dividends, exchanges of shares of the Company for other shares of the Company and the like affecting outstanding shares of the Company.

         (f) "Registrable Securities" means (i) the Shares; and (ii) any Common Stock of the Company issued or issuable in respect of the Shares or other securities issued or issuable pursuant to the exercise of this Warrant upon any Recapitalization, or any Common Stock otherwise issued or issuable with respect to this Warrant; PROVIDED, HOWEVER, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they (A) have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) have not been sold or are available for sale in the opinion of counsel to the Company in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are or may be removed upon the consummation of such sale. The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         (g) "Registration Expenses" shall mean all expenses, except Selling Expenses as defined below, incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         (h) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         (i) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder.

         (j) "Shares" means the Common Stock issued or issuable pursuant to exercises of this Warrant.

2.       PIGGY-BACK REGISTRATION RIGHTS

         (a) NOTICE OF REGISTRATION. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, including (without limitation) any registration of the Company's shares issued to shareholders of Biologix International Ltd., but excluding any registration relating solely to employee benefit plans or a registration relating solely to a Commission Rule 145 transaction, the Company will:

                  (i)      promptly give to each Holder written notice thereof;
and

                  (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

         (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each Holder as a part of the written notice given pursuant to Section 2(a)(i). In such event the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. If any Holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require. The Company may include shares of Common Stock held by shareholders other than Holders in a registration statement pursuant to this Section 2 to the extent that the amount of Registrable Securities otherwise includible in such registration statement would not thereby be diminished.

         (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

3.       LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS

         The Company shall not after the date of this Warrant enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights that are in conflict with or limit the rights granted under this EXHIBIT A.

4        EXPENSES OF REGISTRATION

         All Registration Expenses incurred in connection with registrations pursuant to Section 2 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

5.       REGISTRATION PROCEDURES

         In the case of each registration, qualification or compliance effected by the Company pursuant to this EXHIBIT A, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

         (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least 120 days, and prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for at least 120 days, provided that no such registration shall constitute a shelf registration under Rule 415 promulgated by the Commission under the Securities Act;

         (b) Enter into a written underwriting agreement in customary form and substance reasonably satisfactory to the Company, the Holders and the managing underwriter or underwriters of the public offering of such securities, if the offering is to be underwritten in whole or in part;

         (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

         (d) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request within ten (10) days prior to the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

         (e) Notify the Holders (or if they have appointed an attorney-in-fact, such attorney-in-fact) participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         (f) Notify such Holders or their attorney-in-fact promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

         (g) Prepare and file with the Commission promptly upon the request of any such Holders any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for such Holders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders;

         (h) Prepare and promptly file with the Commission, and promptly notify such Holders or their attorney-in-fact of the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made;

         (i) In case any of such Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Securities Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectuses as may be necessary to permit compliance with the requirements of the Securities Act;

         (j) Advise such Holders or their attorney-in-fact, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

         (k) At the request of any such Holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, (i) an opinion, dated each such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and
(ii) to the extent the Company's accounting firm is willing to do so, a letter dated each such date, from the independent public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the registration statement and prospectus, as the underwriters or such requesting Holder or Holders may reasonably request.

6.       INFORMATION BY HOLDER

         The Holder or Holders of Registrable Securities included in any registration shall furnish the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this EXHIBIT A.

7.       INDEMNIFICATION

         (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this EXHIBIT A, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

         (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to an amount equal to the initial public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder.

         (c) Each party entitled to indemnification under this Section 7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this EXHIBIT A unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

8.       TRANSFER OF REGISTRATION RIGHTS

         The rights to cause the Company to register securities granted Institute for Medical Studies, Inc. under Section 2 may only be assigned to a transferee or assignee in connection with any transfer or assignment of all or a portion of this Warrant pursuant to Section 8 of the Warrant Agreement, provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires ownership of or the right to purchase at least 25% of the number of the Shares initially purchasable upon exercises of this Warrant (appropriately adjusted for any Recapitalizations).

9.       AMENDMENT OF REGISTRATION RIGHTS.

         Any provision of this EXHIBIT A may be amended and the observance thereof may be waived (either generally or in a particular instance) with the written consent of the Company and Holders who own or have the right to acquire at least a majority of the Shares (or securities issued in exchange for the Shares in any Recapitalization). Any amendment or waiver effected in accordance with this Section 9 shall be binding on each Holder and the Company.

                                    EXHIBIT B

                 OUTSTANDING SHARES AND RIGHTS TO ACQUIRE SHARES
                                   EXHIBIT 27

                             FINANCIAL DATA SCHEDULE